Non-Current Assets by Region	12 Months Ended
Dec. 31, 2025
Non-Current Assets by Region
Non-Current Assets by Region

(D.7) Non-Current Assets by Region

The table below shows non-current assets excluding financial instruments, deferred tax assets, post-employment benefit assets, and rights arising under insurance contracts.

Non-Current Assets by Region

€ millions	2025	2024
Germany	7,591	7,351
Rest of EMEA	6,719	6,864
EMEA	14,309	14,215
United States	24,293	26,845
Rest of Americas	646	511
Americas	24,939	27,356
India	430	405
Rest of APJ	919	981
APJ	1,349	1,385
SAP Group	40,597	42,956

The decrease in the United States is primarily due to foreign currency exchange differences for goodwill, which is partially offset by the acquisition of SmartRecruiters. For more information, see Note (D.1) and Note (D.2).

For a breakdown of our employee headcount by region, see Note (B.1), and for a breakdown of revenue by region, see Note (A.1).